GENERATIONNEXT
FRANCHISE BRANDS



the future of
FROZEN
YOGURT

19° PREMIUM FROZEN · YOGURT

REIS & IRVY'S® the future of frozen yogurt

GENERATIONNEXT VENDING ROBOTS

fresh! Healthy Vending

GENERATION**NEXT**
FRANCHISE BRANDS

THE HISTORY OF GENERATION NEXT FRANCHISE BRANDS

GENERATION NEXT IS BUILDING THE FUTURE OF ROBOTIC RETAIL THROUGH ITS PATENTS, TECHNOLOGY DEVELOPMENT AND PROVEN FRANCHISE MODEL REVENUES.

- LOCATED IN SAN DIEGO, CALIFORNIA.
- 50 CORPORATE EMPLOYEES.
- GENERATION NEXT (OTCBB: VEND) WAS FOUNDED AS NORTH AMERICA'S LEADING HEALTHY VENDING FRANCHISOR: FORMERLY FRESH HEALTHY VENDING INTERNATIONAL (FHV).
- AFTER BUILDING A FRANCHISE BASE OF 3,500 FHV UNITS, THE COMPANY ACQUIRED ROBOTICS PATENTS WITH APPLICATIONS TO AUTOMATE FOOD AND BEVERAGE / FROZEN CONFECTIONARY WHICH IS VERY DISRUPTIVE TO BRICK-AND-MORTAR RETAILERS.
- FOCUS SHIFTED TO DEVELOPING NEW ROBOTIC VENDING TECHNOLOGY THAT COULD DISRUPT AND REDEFINE THE FROZEN YOGURT INDUSTRY THROUGH ON-DEMAND, POINT OF PURCHASE ROBOTIC DELIVERY.
- IN APRIL OF 2016 GENERATION NEXT LAUNCHED THE REIS & IRVY'S FRANCHISE BRAND, SHOWCASING THE WORLDS FIRST ROBOTIC FROZEN YOGURT VENDING MACHINE AND EXPANDING THE CORPORATE BRAND PORTFOLIO.
- IN EARLY 2017 GENERATION NEXT ANNOUNCED THE CREATION OF GENERATION NEXT VENDING ROBOTS FOCUSED ON THE ADVANCEMENT OF ROBOTIC VENDING TECHNOLOGY.
- REIS & IRVY'S FROZEN YOGURT VENDING ROBOT IS THE FIRST COMMERCIAL APPLICATION OF VENDS TECHNOLOGY. THE RECENTLY LAUNCHED FRANCHISE CONCEPT HAS RAPIDLY GAINED ACCEPTANCE WITH APPROXIMATELY $29M IN ROBOT PREORDERS IN JUST OVER 14 MONTHS.

"Neither Redbox or Netflix are even on the radar screen in terms of competition".

- Jim Keys, President / CEO, Blockbuster


BLOCKBUSTER
STORE CLOSING

GROWTH THROUGH PORTFOLIO EXPANSION

GENERATION NEXT CONTINUES TO GROW ITS FOOTPRINT BOTH NATIONALLY AND GLOBALLY THROUGH ITS PORTFOLIO OF BRANDS AND CONCEPTS.

OUR CURRENT FRANCHISE PORTFOLIO INCLUDES:

- FRESH HEALTHY VENDING, THE MARKET'S LEADING HEALTHY-CHOICE VENDING MACHINE FRANCHISE, HAVING SOLD OVER 300 FRANCHISES & 3500 INSTALLED MACHINES.
- REIS AND IRVY'S, THE WORLD'S 1ST ROBOTIC FROZEN YOGURT VENDING KIOSK, HAVING OVER 760+ PREORDERED UNITS FROM 180+ FRANCHISEES REPRESENTING APPROXIMATELY $29M IN DEFERRED REVENUES.
- 19 DEGREES, A CORPORATE-FOCUSED FROZEN YOGURT KIOSK BRAND.
- GENERATION NEXT VENDING ROBOTS, A DIRECT TO OWNER OPERATOR LOCATION- BASED SALES PLATFORM.

EXCLUSIVE PATENT OWNERSHIP

WITH OWNERSHIP OF EXCLUSIVE PATENTS WE WILL PROVIDE GROUND-BREAKING, NEVER SEEN BEFORE ROBOTIC VENDING SOLUTIONS THAT WILL SHOWCASE AN ASSORTMENT OF TECHNOLOGIES SPECIFICALLY AIMED TO DISRUPT THE FUTURE OF FOOD AND BEVERAGE AUTOMATION.

- US PATENT No. 7,896,038 COVERS A FROZEN CONFECTIONARY VENDING MACHINE AND A METHOD FOR VENDING FROZEN CONFECTIONARY PRODUCTS.
- US PATENT No. 8,989,893 COVERS A VENDING MACHINE FOR ASSEMBLING AND DELIVERING FOOD AND DRINK PRODUCTS.
- DESIGN PATENTS US D643,861 AND US D647,926 COVER A KIOSK AND VENDING MACHINE FOR ASSEMBLY OF FROZEN CONFECTIONARY PRODUCTS.
- IN ADDITION, THE SECURED PATENTS ALSO INCLUDE PENDING U.S. AND INTERNATIONAL UTILITY AND DESIGN APPLICATIONS THAT RELATE TO CONFECTIONARY, ENTERTAINMENT AND FOODSTUFF DISPENSING STATIONS.

GENERATIONNEXT
FRANCHISE BRANDS

OUR VISION FOR THE FUTURE

- THROUGH OUR PATENT OWNERSHIP, GENERATION NEXT FRANCHISE BRANDS WILL DELIVER QUALITY PRODUCTS WITH AN ENHANCED CUSTOMER EXPERIENCE AND LOCATION OPPORTUNITY.
- CORPORATE FOCUS ON THE RESEARCH, DEVELOPMENT AND MANUFACTURING OF ROBOTIC FOOD / BEVERAGE KIOSK AND DISTRIBUTION TECHNOLOGIES.
- THROUGH IN-HOUSE DESIGN AND DEVELOPMENT THE OBJECTIVE IS TO BECOME THE LEADER IN ROBOTIC AUTOMATED RETAIL / VENDING TECHNOLOGIES.
- FOCUSED ON THE DEVELOPMENT AND INNOVATION OF ROBOTIC TECHNOLOGIES THAT WILL DISRUPT TRADITIONAL POINT OF SALE FOOD AND BEVERAGE DISTRIBUTION.


GENERATIONNEXT
VENDING ROBOTS
FROZEN YOGURT
FROZEN YOGURT

GENERATIONNEXT FRANCHISE BRANDS

OUR FLAGSHIP BRAND: REIS & IRVY'S



REIS & IRVY'S
the future of frozen yogurt
The Evolution of Froyo
2016
The Perfect Attraction
Quality Frozen Creations
Robotic Innovation
News-worthy Concept
The Future of Frozen Yogurt Begins
An Amazing Franchise
A Destination Within a Destination
State-of-the-Art Technology
2017

GENERATION**NEXT**
FRANCHISE BRANDS

OUR FLAGSHIP BRAND: REIS & IRVY'S


IRVY
The Worlds First Robotic Frozen Yogurt Franchise!
FranchisingU

- OVER 760 PREORDERS FROM OVER 180 FRANCHISEES FOR OUR NEWEST PATENTED VENDING ROBOT, REIS & IRVY'S FROZEN YOGURT.
- REIS & IRVY'S FROZEN YOGURT ROBOT IS THE FIRST COMMERCIAL APPLICATION OF VENDS TECHNOLOGY, THE RECENTLY-LAUNCHED FRANCHISE CONCEPT HAS RAPIDLY GAINED ACCEPTANCE WITH APPROXIMATELY $29M IN ROBOT PREORDERS IN JUST OVER 14 MONTHS.
- THE COMPANY ANTICIPATES BETA PHASE UNITS IN NOVEMBER / DECEMBER, FOLLOWED BY FULL-SCALE PRODUCTION IN 2018 ALLOWING A ROLLOUT OF UP TO 300 UNITS PER MONTH.
- BASED ON THE FINANCIAL PERFORMANCE OF FIELD TESTS, GENERATION NEXT INTENDS TO NOT ONLY FRANCHISE, BUT TO OWN AND OPERATE ITS OWN CORPORATE UNITS.
- THE COMPANY WILL PROVIDE DIRECT SALES TO INDEPENDENT LOCATIONS, AS WELL AS REGIONAL AND NATIONAL CHAINS.
- FURTHERMORE THE COMPANY HAS JUST LAUNCHED ITS INTERNATIONAL MASTER LICENSE PROGRAM, ALLOWING THIS BRAND TO ACHIEVE A GLOBAL FOOTPRINT AND WHICH INCLUDES RECENTLY SECURED CONTRACTS IN BOTH ISRAEL AND OMAN REPRESENTING TOTAL SALES OF $4,512,500



GENERATIONNEXT
FRANCHISE BRANDS

19° · REIS & IRVY'S · VENDING ROBOTS · fresh Healthy Vending



OUR FLAGSHIP BRAND: THE FROYO ROBOT

- SMALL FOOTPRINT AT 15 SQ. FEET
- DIMENSIONS 60" x 36" x 79"
- FULLY AUTOMATED INCLUDING CUPS/SPOONS
- HYGIENIC AND QUICK (60 SEC. DELIVERY)
- PORTION CONTROLLED, EASY TO CLEAN AND REFILL
- UPKEEP = 3 VISITS / WK. 30-90 MINS./EACH
- CUSTOMER MAY CHOOSE FROM 7 DIFFERENT FLAVORS, 6 OPTIONAL TOPPINGS AND AN OPTION FOR A TWIST OF FLAVORS.
- TWO CUSTOM GRAPHICS PACKAGES AVAILABLE.
- USES JUST 2% OF THE SPACE, 5% OF THE ENERGY, 7% OF THE LABOR AND 10% OF THE INVESTMENT COMPARED TO A NON-AUTOMATED FROZEN YOGURT OPERATION
- SEE HOW IT WORKS HERE:
  HTTPS://VIMEO.COM/228136639
  HTTPS://VIMEO.COM/160788415


the future of FROZEN YOGURT

GENERATIONNEXT FRANCHISE BRANDS

19 · REIS & IRVY'S · VENDING ROBOTS · fresh Healthy Vending

1 YEAR OF FIELD TESTS YIELD AVERAGE GROSS SALES OF $59,558 / UNIT

A WIN FOR FRANCHISEES AND LOCATIONS

- TRACK RECORD OF FRANCHISE SALES & SECURING HIGH-TRAFFIC LOCATIONS.
- AVERAGE ANNUAL REVENUES OF $59K+ PER UNIT (BASED ON FDD ITEM 19 CORPORATE AVERAGES). ADDITIONAL UNIT AT SPACE CENTER HOUSTON AVERAGING $13K PER MONTH, NOT INCLUDED IN ABOVE NUMBERS.
- AVERAGE FRANCHISEE COST OF $45K PER UNIT.
- ANTICIPATED 40%+ FRANCHISOR GROSS MARGIN UPON LAUNCH OF FULL PRODUCTION.
- 12% FRANCHISOR ROYALTY ON GROSS SALES.

Machine Location	Sales 2015
Location one	$ 32,104
Location two	$ 41,656
Location three	$ 94,801
Location four	$ 69,670
Total	**$ 238,231**
Annual Average	**$ 59,558**

Operating history of Reis & Irvy's corporate-owned machines with one year full operating history. (Excludes Space Center Houston unit.)

GENERATIONNEXT
FRANCHISE BRANDS

19° · REIS & IRVY'S · VENDING ROBOTS · fresh! Healthy Vending

TARGETING PREMIERE LOCATIONS

AS PART OF OUR OBJECTIVE, SECURING TOP-TIER LOCATIONS FOR OUR ROBOTS IS A PRIORITY. WE HAVE A DEDICATED CORPORATE LOCATIONS PROCUREMENT TEAM THAT WORKS DILIGENTLY TO SECURE LOCATIONS ACROSS THE COUNTRY THAT WILL PROVIDE THE BEST ENVIRONMENT FOR OUR BRAND AND MAXIMIZE VISIBILITY AND SALES.

THROUGH EXTENSIVE RESEARCH, ANALYSIS AND NEGOTIATIONS OUR PROCUREMENT TEAM REVIEWS LOCATION OPPORTUNITIES WITHIN DESTINATIONS THAT INCLUDE:

- **Grocery Stores**
- **Convenience Stores**
- **Movie Theaters**
- **Shopping Malls**
- **Restaurants & Café's**
- **Franchise Businesses**
- **Colleges & Universities**
- **Military Bases**
- **Tourist Attractions**
- **Entertainment Venues**
- **Children's Attractions**
- **Gas Stations**
- **Airports**
- **Casinos**
- **Sports Arenas**
- **Hospitals**
- **Resorts**



LANCER CORPORATION – DEVELOPING OUR OBJECTIVE

LANCER





SAN ANTONIO-BASED LANCER CORPORATION IS THE EXCLUSIVE DEVELOPMENT PARTNER FOR REIS & IRVY'S FROYO ROBOTS.

LANCER CORPORATION IS A LEADING MANUFACTURER AND MARKETER OF BEVERAGE DISPENSING SYSTEMS AND FOUNTAIN VENDING TECHNOLOGY. THE COMPANY MAINTAINS SALES AND MANUFACTURING FACILITIES IN THE UNITED STATES, MEXICO, AUSTRALIA, BELGIUM, INDIA AND NEW ZEALAND. WITH 18 LOCATIONS WORLDWIDE AND OVER 1,500 GLOBAL EMPLOYEES, LANCER MANUFACTURES A COMPLETE RANGE OF MECHANICALLY-COOLED AND ICE-COOLED SOFT DRINK DISPENSERS, DISPENSING VALVES, CARBONATORS, BEER DISPENSING EQUIPMENT AND AN EXTENSIVE LINE OF BEVERAGE DISPENSING PARTS AND ACCESSORIES.

IN ADDITION TO PROVIDING ENGINEERING DEVELOPMENT SERVICES TO FURTHER DEVELOP THE REIS AND IRVY'S FROYO ROBOTS, THE COMPANY PROVIDES CONCEPT REFINEMENT, DESIGN, FABRICATION AND TESTING /VALIDATION PROCEDURES. THOSE PROCEDURES AND PROCESSES WILL INCLUDE TASKS NECESSARY TO SECURE REQUIRED AGENCY APPROVAL FOR CERTIFICATIONS INCLUDING, BUT NOT LIMITED TO NSF AND UL.

NSF UL

FLEX: MANUFACTURING THE VISION OF GENERATION NEXT

FLEX IS THE SKETCH-TO-SCALE SOLUTIONS PROVIDER THAT DESIGNS AND BUILDS INTELLIGENT PRODUCTS FOR A CONNECTED WORLD. APPROXIMATELY 200,000 PROFESSIONALS ACROSS 30 COUNTRIES AND ANNUAL REVENUES OF APPROXIMATELY $24 BILLION, FLEX PROVIDES INNOVATIVE DESIGN, ENGINEERING, MANUFACTURING, REAL-TIME SUPPLY CHAIN INSIGHT AND LOGISTIC SERVICES IN COMPANIES OF ALL SIZES IN VARIOUS INDUSTRIES AND END-MARKETS.

FLEX GLOBAL CLIENTS INCLUDE THE LIKES OF REDBOX, AMAZON KODAK, MICROSOFT, GOOGLE, NIKE AND BOSE TO NAME A FEW.


flex

GENERATIONNEXT
FRANCHISE BRANDS

FLEX, LTD. – BRINGING PORTFOLIO POWER TO GENERATION NEXT

Microsoft

NIKE

Google


redbox
NEW RELEASE
movies & games

Kodak

amazon

redbox

BOSE

WITH A GLOBAL PORTFOLIO OF SOME OF THE WORLD'S LARGEST AND MOST INNOVATIVE BRANDS, FLEX NOW BRINGS THE POWER AND VISION OF THEIR EXPERIENCE TO GENERATION NEXT. FROM MANUFACTURING AND DEVELOPMENT TO INNOVATIVE SOLUTIONS, THE SAME POWER THAT BUILT AND DEVELOPED REDBOX MACHINES IS NOW THE POWER BEHIND OUR REVOLUTIONARY ROBOTS!

INVESTMENT CONSIDERATIONS – WHY?

Strong Supply Chain

- Flex: Manufacturing and innovation Partner – www.flex.com
- Lancer Corporation: R&D Partner - http://finance.yahoo.com/news/generation-next-franchise-brands-appoints-130000749.html
- Spaceman USA: Froyo beverage machine supplier - www.spacemanusa.com
- Honey Hill Farms: Froyo and frozen fruit supplier – www.thehoneyhillfarms.com
- Hartfiel Automation: robotics technology partner - www.hartfiel.com

Fast Start and Experienced Team

- A team that has proven success in automated retail franchising.
- Over 4,260 units already sold (Fresh Healthy Vending and Reis & Irvy's).
- Strong pipeline with preorders of approximately $29 million.
- New exclusive franchise concept. Protected by patents.
- Infrastructure that supports multiple concepts.

Tight Capital Structure

- Approximately 37M shares outstanding.
- With a public float of approximately 11 million shares, we have a large and diverse shareholder base that is responsive to revenue growth and positive developments.
- High percentage of insider ownership, which indicates that management is aligned with shareholder interests.

MANAGEMENT

Founder and Chairman: Nicholas Yates



Mr. Yates was the pioneer of the worlds first healthy vending business and has been in the vending industry for over 20 years. Mr. Yates has served as the founder of Generation NEXT Franchise Brands since its formation in March 2016 and has held the position of Chairman since July 2013, focusing on developing company-owned businesses, international licensing, company financings and investor relations.

Chief Executive Officer and Chief Financial Officer: Arthur Budman



Mr. Budman has been our Chief Executive Officer and Chief Financial Officer since October 1, 2014. From May 2014 to September 2014, he oversaw FHV's and GNFB's financial and accounting departments in a consultant capacity. Mr. Budman has been a Managing Partner of Ameritege Technology Partners, a boutique private equity firm located in San Diego California, since February 2002. Mr. Budman has been a principal at Rudy Biscuit, Inc., an overstock merchandise liquidation business, since March 2011. Previously, Mr. Budman was also a Senior Manager with Ernst & Young LLP.

Director, Franchise Development: Glenn (T.J.) Rogers, Jr.



Mr. Rogers has been our Director of Franchise Development since our inception in March 2016 and for FHV since October 2015. From January 2015 to October 2015, Mr. Rogers was FHV's Franchise Development Coordinator. From January 2014 to January 2015, Mr. Rogers was a consultant for FHV. Since January 2014, Mr. Rogers has served as President of Gemini Enterprises, Inc., in San Diego, California. From September 2013 to January 2014, Mr. Rogers was a Sales Representative for NuVasive, Inc., in San Diego, California. From May 2011 to September 2013, Mr. Rogers was FHV's Franchise Sales Manager.

GENERATIONNEXT
FRANCHISE BRANDS

MANAGEMENT

Chief Marketing Officer: Paul Schmidt



Mr. Schmidt has been our Chief Marketing Officer since our inception in March 2016 and has held the same position with FHV since February 2016. From February 2015 to February 2016, Mr. Schmidt was a Consultant and Brand Strategist for Evoke Branding in Irvine, California. From January 2013 to February 2015, Mr. Schmidt was Chief Operating Officer of Balboa Brands, Inc., in Irvine, California. From November 2009 to December 2012, Mr. Schmidt was Director of Account Services for Blue C Advertising in Costa Mesa, California.

Vice President, Business Development: Rod Everett



Mr. Everett has been our and GNFB's Vice President, Business Development, since October 2016. From June 2016 to October 2016, Mr. Everett was on sabbatical. From December 2014 to June 2016, he was Vice President for VirtualU in San Francisco, California. From March 2013 to December 2014, he was Vice President for Off Duty Officers in Vista, California. From April 2004 to February 2013, he was Owner and President of Rezults Fitness Center, in St. George, Utah.

Vice President, Operations: Nikolas Wright



Mr. Wright has been our Vice President, Operations, since October 2016. From our inception in March 2016 to October 2016, Mr. Wright was our Director of Operations. From June 2010 to March 2016, Mr. Wright held various positions with Sopra Management Services in Salt Lake City Utah, including President of Food & Beverage and President of Earth Fruits Yogurt (January 2012 to March 2016), Vice President and Director of Training (January 2011 to January 2012), and Director of Operations (June 2010 to January 2011).

MANAGEMENT

Vice President, Franchise Development: Tabitha Burke

Ms. Burke joined us as Vice President of Franchise Development in July 2017. She brings over 25 years of progressive experience in streamlining processes and procedures, business development and creating positive franchise relationships. Prior to joining the Generation Next management team, she was the Director of Franchise for Flippin' Pizza International, LLC, where she was responsible for franchise growth and development. Ms. Burke spent 22 years at HDOS Enterprises where she developed and implemented the franchise program to grow the company in both domestic and international markets, including Brazil, Korea, and Dubai. Ms. Burke holds a Bachelor of Science degree in Business Management from the University of Phoenix, San Diego.



General Counsel: Anthony Mauriello

Mr. Mauriello joined us as our General Counsel in June 2017. He is responsible for all legal, corporate governance, long-term incentive and equity compensation strategies, risk management, corporate audit services and government affairs of the company. Prior to joining Generation Next, Mr. Mauriello spent 14 years as a corporate transactional attorney at Skadden Arps Slate Meagher & Flom in New York City as well as at Latham & Watkins and Wilson Sonsini Goodrich & Rosati in San Diego, where his practice focused on public company representation, capital markets, venture capital financings, corporate strategy and startup company advising. Mr. Mauriello earned his Juris Doctorate from Duke University and his Bachelor of Science from The Pennsylvania State University, where he majored in psychology. He serves as an adjunct professor at the University of San Diego School of Law and as a member of the Board of Directors of Autism Tree Projection Foundation.



GENERATION**NEXT**
FRANCHISE BRANDS

PROJECTIONS

REVENUE	FISCAL 2018 (July 1st, 2017 - June 30th, 2018)	FISCAL 2019 (July 1st, 2017 - June 30th, 2018)
FRANCHISE UNIT INSTALLS	1,000	1,750
FRANCHISE REVENUE / UNIT	$ 40,000	$ 45,000
FRANCHISE ROYALTIES	12%	12%
DIRECT SALES UNITS	250	750
DIRECT SALES REVENUE / UNIT	$ 50,000	$ 50,000
DIRECT SALES MONTHLY SOFTWARE FEE	$ 225	$ 250
COST OF SALES		
FRANCHISE AND DIRECT SALES UNITS	$ 25,000	$ 22,500
MERCHANT FEES ON FRANCHISED UNITS (assumes 75% of transactions are electronic.)	3%	3%

REVENUE	FISCAL 2018	FISCAL 2019
TOTAL REVENUE	$ 59,719,375	$124,331,250

DISCLAIMER & SAFE HARBOR

This document contains forward-looking statements with respect to the expected financial performance, strategy and business conditions of Generation NEXT Franchise Brands (VEND). The Company bases these forward-looking statements on its current expectations, estimates and projections about future events and the industry in which it operates using information currently available to it. Actual results could differ materially from those discussed in, or implied by, these forward-looking statements. Forward-looking statements are identified by words such as "believe," "anticipate," "expect," "intend," "plan," "will," "may," "estimates," variations of such words and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Factors that could cause actual results to differ from those implied by the forward-looking statements contained in this document, including, but not limited to those set forth below, are set forth in our fillings with the Securities and Exchange Commission (SEC), including our most recent Annual Report on Form 10-K for the year ended June 30, 2017, our subsequent Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K:

- changes in consumer behavior, including changes in spending behavior and changes in when, where and how food products are consumed;
- the popularity of the Company's product;
- changes in the Company's plans, initiatives and strategies, and consumer acceptance thereof;
- the ability of the Company's manufacturer to complete and deliver on a timely basis, the Company's products; and
- the failure to meet earnings expectations.

We caution that the foregoing list is not exhaustive of all possible factors, as other factors could adversely affect our results, performance or achievements. The reader is cautioned against undue reliance on these forward-looking statements. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of the assumptions could prove inaccurate and, therefore, there can be no assurance that the results contemplated in such forward-looking statements will be realized. The inclusion of such forward-looking statements should not be regarded as a representation by the Company or any other person that the future events, plans or expectations contemplated by the Company will be achieved. We note that past performance in operations and share price are not necessarily predictive of future performance. We disclaim any intention and assume no obligation to update or revise any forward-looking statement even if new information becomes available, as a result of future events or for any other reason.